EXHIBIT 23(b)


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------



To HUBCO, Inc.:

As independent public accountants, we hereby consent to the incorporation by reference in this proxy statement-propectus of our report dated February 1, 1994 incorporated by reference in HUBCO, Inc.'s Form 10-K for the year ended
December 31, 1993 and to all references to our firm included in this proxy statement-propectus.



                                                             ARTHUR ANDERSEN LLP




Roseland, New Jersey
January 4, 1995